UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2010
PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-4.4

Item 8.01. Other Events.
     PepsiCo Senior Notes Offering.
     On January 11, 2010, PepsiCo, Inc. (“PepsiCo”) announced an offering of $1,250,000,000 aggregate principal amount of its floating rates notes due 2011 (the “2011 Floating Rates Notes”), $1,000,000,000 aggregate principal amount of its 3.10% senior notes due 2015 (the “2015 Notes”), $1,000,000,000 aggregate principal amount of its 4.50% senior notes due 2020 (the “2020 Notes”) and $1,000,000,000 aggregate principal amount of its 5.50% senior notes due 2040 (the “2040 Notes” and together with the 2011 Floating Rates Notes, the 2015 Notes and the 2020 Notes, the “Notes”). Banc of America Securities LLC, Citigroup Global Markets Inc., RBS Securities Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and UBS Securities LLC were joint bookrunners for the offering of the Notes.
     The public offering price of the 2011 Floating Rates Notes was 100% of the principal amount, the public offering price of the 2015 Notes was 99.899% of the principal amount, the public offering price of the 2020 Notes was 99.665% of the principal amount and the public offering price of the 2040 Notes was 98.927% of the principal amount. PepsiCo is expected to receive net proceeds, after deducting underwriting discounts and estimated offering expenses, of approximately $4.2 billion. We intend to use the net proceeds from this offering to finance a portion of the purchase price for The Pepsi Bottling Group, Inc. and PepsiAmericas, Inc. mergers and to pay related fees and expenses in connection with the mergers. Pending such use we intend to invest the net proceeds in short-term, high-quality securities. If one or both of the mergers is not completed, we intend to use the remaining net proceeds from this offering for general corporate purposes, which may include the financing of future acquisitions, capital expenditures, additions to working capital, repurchase, repayment or refinancing of debt or stock repurchases.
     The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated January 11, 2010 (incorporating the Underwriting Agreement Standard Provisions dated January 11, 2010) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-154314), filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2008. PepsiCo has filed with the SEC a prospectus supplement, dated January 11, 2010, together with the accompanying prospectus, dated October 15, 2008, relating to the offer and sale of the Notes.
     The Notes are expected to be issued on January 14, 2010 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The 2011 Floating Rate Notes will bear interest at the rate of LIBOR plus 3 basis points, with interest payable on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2010, and will mature on July 15, 2011. The 2011 Floating Rate Notes will not be redeemable. The 2015 Notes will bear interest at the rate of 3.10% per year, with interest payable on January 15 and July 15 of each year, beginning on July 15, 2010, and will mature on January 15, 2015. PepsiCo will be able to redeem some or all of the 2015 Notes at any time and from time to time at the greater of 100% of the principal amount of the Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S.

Treasury rate plus 10 basis points. The 2020 Notes will bear interest at the rate of 4.50% per year, with interest payable on January 15 and July 15 of each year, beginning on July 15, 2010, and will mature on January 15, 2020. PepsiCo will be able to redeem some or all of the 2020 Notes at any time and from time to time at the greater of 100% of the principal amount of the Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 15 basis points. The 2040 Notes will bear interest at the rate of 5.50% per year, with interest payable on January 15 and July 15 of each year, beginning on July 15, 2010, and will mature on January 15, 2040. PepsiCo will be able to redeem some or all of the 2040 Notes at any time and from time to time at the greater of 100% of the principal amount of the Notes being redeemed and the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 15 basis points. The Notes will be unsecured obligations of PepsiCo and will rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.
     The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture, the form of 2011 Floating Rate Notes, the form of 2015 Notes, the form of 2020 Notes and the form of 2040 Notes. Each of the Terms Agreement, the form of 2011 Floating Rate Notes, the form of 2015 Notes, the form of 2020 Notes and the form of 2040 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Indenture was previously filed as Exhibit 4.3 to the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
1.1	Terms Agreement dated January 11, 2010 (incorporating the Underwriting Agreement Standard Provisions dated January 11, 2010) among PepsiCo and Banc of America Securities LLC, Citigroup Global Markets Inc. and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Note due 2011.

4.2	Form of 3.10% Senior Note due 2015.

4.3	Form of 4.50% Senior Note due 2020.

4.4	Form of 5.50% Senior Note due 2040.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2010		PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Terms Agreement dated January 11, 2010 (incorporating the Underwriting Agreement Standard Provisions dated January 11, 2010) among PepsiCo and Banc of America Securities LLC, Citigroup Global Markets Inc. and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Note due 2011.

4.2	Form of 3.10% Senior Note due 2015.

4.3	Form of 4.50% Senior Note due 2020.

4.4	Form of 5.50% Senior Note due 2040.